UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                               October 3, 2003


                           SPORT SUPPLY GROUP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



             Delaware             001-10704            75-2241783
          ---------------        -----------          -------------
          (State or Other        (Commission          (IRS Employer
          Jurisdiction of        File Number)      Identification No.)
          Incorporation)

              1901 Diplomat Drive, Farmers Branch, Texas  75234
             ---------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code:  (972) 484-9484

 ITEM 7: EXHIBITS

 Exhibit No. Description
 ----------- -----------
 99.1        Press Release of Sport Supply Group, Inc. dated October 3, 2003


 ITEM 5: Other Events.

 On October 3, 2003, Sport Supply Group, Inc., a Delaware corporation (the "Company"), filed a Press Release announcing the resignation of John Walker as an officer and director of the Company and the appointment of Geoffrey
 P. Jurick as President of the Company. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

 The information in this report is being furnished pursuant to Item 5 "Other Events" of Form 8-K. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  October 6, 2003

                                         SPORT SUPPLY GROUP, INC.

                                         By: /s/ Robert K. Mitchell
                                         Robert K. Mitchell
                                         Chief Financial Officer

                             Index to Exhibits


 Exhibit No. Description
 ----------- -----------
 99.1        Press Release of Sport Supply Group, Inc. dated October 3, 2003